Exhibit 99.1 1 Spirit Airlines Board of Directors Reiterates Support for Merger with Frontier Airlines Board Unanimously Determined JetBlue Proposal Does Not Constitute a ‘Superior Proposal’ Company Intends to Continue Advancing Toward Completion of Transaction with Frontier Airlines MIRAMAR, Fla., May 2, 2022 – Spirit Airlines, Inc. (“Spirit” or the “Company”) (NYSE:SAVE) today announced that its Board of Directors (the “Board”), in consultation with outside financial and legal advisors, has unanimously determined that the unsolicited proposal received from JetBlue Airways (“JetBlue”) (NASDAQ: JBLU) does not constitute a ‘Superior Proposal’ as defined in Spirit's merger agreement with Frontier Group Holdings, Inc. ("Frontier") (NASDAQ: ULCC), parent company of Frontier Airlines, Inc., because it has determined that the proposed transaction is not reasonably capable of being consummated. The Board continues to believe that the pending transaction with Frontier represents the best opportunity to maximize value and recommends that Spirit shareholders adopt the merger agreement with Frontier. Spirit’s Board of Directors also issued the following letter to JetBlue. “Spirit continues to believe in the strategic rationale of the proposed merger with Frontier and is confident that it represents the best opportunity to maximize long-term shareholder value,” said Mac Gardner, Chairman of Board of Directors for Spirit Airlines. “After a thorough review and extensive dialogue with JetBlue, the Board determined that the JetBlue proposal involves an unacceptable level of closing risk that would be assumed by Spirit stockholders. We believe that our pending merger with Frontier will start an exciting new chapter for Spirit and will deliver many benefits to Spirit shareholders, Team Members and Guests.” As previously announced on February 7, 2022, Spirit entered into a merger agreement with Frontier, under which Spirit and Frontier would combine in a stock and cash transaction. Under the terms of the merger agreement, Spirit equity holders would receive 1.9126 shares of Frontier plus $2.13 in cash for each existing Spirit share they own. The Company will continue to advance toward completing the transaction with Frontier, which is expected to close in the second half of 2022. The transaction is subject to customary closing conditions, including completion of the ongoing regulatory review process and approval by Spirit stockholders. The full text of the letter follows: May 2, 2022 Robin Hayes Chief Executive Officer JetBlue Airways Corporation 27-01 Queens Plaza North Long Island City, NY 11101 Dear Mr. Hayes: We have reviewed JetBlue’s updated proposal dated April 29, 2022, with Spirit’s Board of Directors and its legal and financial advisors. Our Board has unanimously determined that

Exhibit 99.1 2 JetBlue’s proposal does not constitute a “Superior Proposal” under Spirit’s existing merger agreement with Frontier. As you know, a “Superior Proposal” under the Frontier agreement must, among other requirements, be “reasonably capable of being consummated.” Spirit’s Board believes JetBlue’s proposal falls short of that standard. Our conclusion is based on careful analysis of the competitive implications of a combination of JetBlue, which analysis has been informed by extensive discussions between our respective antitrust advisors and economic consultants over the past four weeks. During that period, Spirit has also discussed projections with your financial advisers and provided voluminous documentary due diligence material through a secure virtual data room. We believe a combination of JetBlue and Spirit has a low probability of receiving antitrust clearance so long as JetBlue’s Northeast Alliance (NEA) with American Airlines remains in existence. The U.S. Department of Justice (DOJ), along with Attorneys General in six states and the District of Columbia, have sued to block the NEA, alleging that the alliance “will not only eliminate important competition in [Boston and New York City], but will also harm air travelers across the country by significantly diminishing JetBlue’s incentive to compete with American elsewhere, further consolidating an already highly concentrated industry.”1 As you know, Spirit and many other airline and air travel constituencies have publicly opposed the NEA on grounds that it is anticompetitive. We struggle to understand how JetBlue can believe DOJ, or a court, will be persuaded that JetBlue should be allowed to form an anticompetitive alliance that aligns its interests with a legacy carrier and then undertake an acquisition that will eliminate the largest ULCC carrier. We further believe that your divestiture proposal is unlikely to resolve DOJ’s concerns about a combination of Spirit and JetBlue if the NEA continues in existence. DOJ clearly views the NEA as having a broader national effect and Spirit believes DOJ will not place great weight on your proposed remedy, especially because there are reasons to doubt the efficacy of similar divestitures as a remedy in past airline mergers. Moreover, in evaluating a JetBlue-Spirit combination, Spirit believes DOJ—and a court—will be very concerned that a higher-cost/higher fare airline would be eliminating a lower-cost/lower fare airline in a combination that would remove about half of the ULCC capacity in the United States. In addition, the conversion of Spirit aircraft to JetBlue configuration will result in significantly diminished capacity on former Spirit routes, also resulting in higher prices for consumers. Finally, we are skeptical about your claims regarding the so-called “JetBlue Effect.” After receiving the summary output of your economic model from your advisers, Spirit’s economic consultants identified reasons to doubt that such an effect would significantly exceed any similar “ULCC effect.” In contrast, Spirit believes that merging with Frontier will enable the combined ULCC business to achieve scale, improve operational reliability, have increased relevance to consumers, and do an even better job of delivering ultra-low fares to more consumers and competing more effectively against the Big 4 carriers, as well as against JetBlue. We believe that is a clear, pro-consumer narrative that will resonate more successfully with DOJ than a combination with JetBlue, which would eliminate the largest ULCC and remove significant low-cost/low-fare capacity.

Exhibit 99.1 3 Spirit took note of the fact that the JetBlue proposal allocates most of the very substantial deal completion risk to Spirit stockholders. To reduce that risk and achieve a more appropriate balance of the risk between our companies, in our April 25 response Spirit proposed a strong covenant requiring JetBlue to take any action required to obtain regulatory clearance, which specifically included abandoning the NEA at closing. We also proposed a substantial reverse termination fee intended to partially compensate Spirit if the transaction failed to win antitrust clearance. On that score, in the event of a failure or abandonment of a JetBlue-Spirit combination, even a high reverse termination fee will not fully compensate Spirit stockholders for the likely significant business erosion Spirit will face during what will be a protracted approval process. Spirit does not consider JetBlue’s April 29 response to be appropriately responsive to Spirit’s concerns. Indeed, that response makes clear that JetBlue is unwilling to terminate the NEA – or to agree to any other remedies that might materially decrease the expected benefits to JetBlue from the NEA – to obtain clearance for an acquisition of Spirit. The transaction you describe in your April 29 response not only fails to meet the required standard under the Frontier merger agreement but, by prioritizing the NEA over the steps we believe would be necessary to have any realistic likelihood of obtaining antitrust clearance, it imposes on our stockholders a degree of risk that no responsible board would accept. Given this substantial completion risk, we believe JetBlue’s economic offer is illusory, and Spirit’s board has not found it necessary to consider it. Very truly yours, H. McIntyre Gardner Chairman of the Board Edward M. Christie, III Chief Executive Officer 1See Press Release, United States Department of Justice, Justice Department Sues to Block Unprecedented Domestic Alliance Between American Airlines and JetBlue (Sept. 21, 2021), available at https://www.justice.gov/opa/pr/justice-department-sues-block-unprecedented- domestic-alliance-between-american-airlines-and. Barclays and Morgan Stanley & Co. LLC are serving as financial advisors to Spirit, and Debevoise & Plimpton LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal advisors. About Spirit Airlines Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean, and are dedicated to giving back and improving those communities. Come save with us at spirit.com.

Exhibit 99.1 4 No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 in connection with the proposed transaction (which Registration Statement has not yet been declared effective), that included a preliminary Information Statement/Prospectus of Frontier and a preliminary Proxy Statement of Spirit. The Registration Statement is not complete and will be further amended. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier’s Investor Relations website at https://ir.flyfrontier.com and on Spirit’s Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier’s directors and executive officers is contained in Frontier’s definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier’s and Spirit’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier’s and Spirit’s operations and business environment that may cause actual results to differ materially from any future results expressed or

Exhibit 99.1 5 implied in such forward looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier’s cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier’s operations including capital expenditures over the next 12 months; Frontier’s expectation that based on the information presently known to management, the potential liability related to Frontier’s current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; and other risks and uncertainties set forth from time to time under the sections captioned “Risk Factors” in Frontier’s and Spirit’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Contacts Investor inquiries: DeAnne Gabel (954) 447-7920 investorrelations@spirit.com

Exhibit 99.1 6 Media inquiries: Erik Hofmeyer Media_Relations@spirit.com Sard Verbinnen & Co. Andrew Cole / Robin Weinberg / Columbia Clancy (212) 687-8080 Spirit-SVC@sardverb.com